UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2006

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 MAIN STREET, BUFFALO, NEW YORK		14214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(716)961-1900

BAY VIEW CAPITAL CORPORATION 1840 Gateway Drive San Mateo, California 94404
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 1, 2006, the Great Lakes Bancorp, Inc., formerly known as Bay View Capital Corporation (the “Company”), completed its merger with Great Lakes Bancorp, Inc. (“GLB”). Pursuant to the terms of the merger, the Company, as the surviving legal entity, changed its name to Great Lakes Bancorp, Inc.  As provided in the Agreement and Plan of Merger dated as of October 26, 2005, as amended (the “Merger Agreement”), upon consummation of the merger, at 12:01 a.m. eastern time on May 1, 2006 (the “Effective Time”), the resignations of the Company’s existing directors, other than Robert B. Goldstein, Charles G. Cooper and John W. Rose, became effective, and the former directors of GLB were added to the Company’s Board of Directors.  Accordingly, at such time,  the resignations of  Frederick W. Dreher, Roger K. Easley, Prodyodth K. Chatterjee, Joel E. Hyman, Daniel W. Porter and Thomas F. Foster became effective, and Barry M. Snyder, William A. Evans, Louis Sidoni, Frederick A. Wolf, Carolyn B. Frank, Gerard T. Mazurkiewicz, Acea M. Mosey-Pawlowski, Dennis M. Penman, James A. Smith, Louis J. Thomas and David L. Ulrich became members of the Company’s Board of Directors.

As further provided in the Merger Agreement, upon consummation of the merger, the principal effective officers of GLB became the principal executive officers of the Company.  Accordingly, at the Effective Time, Charles G. Cooper was replaced by Andrew W. Dorn, Jr. as the Company’s principal executive officer, and John Okubo was replaced by Michael J. Rogers as the Company’s principal financial officer and principal accounting officer.

Biographical information related to the new directors and new principal officers is set forth in the Company’s Registration Statement No. 333-130348 dated December 15, 2005 and filed with the Securities and Commission on December 19, 2005, as amended by Amendment No. 1 thereto on Form S-4/A dated January 31, 2006 and filed with the Securities and Commission on February 1, 2006, Amendment No. 2 thereto on Form S-4/A dated February 13, 2006 and filed with the Securities and Commission on February 14, 2006, Amendment No. 3 thereto on Form S-4/A dated March 23, 2006 and filed with the Securities and Commission on March 24, 2006 and Amendment No. 4 thereto on Form S-4/A dated March 30, 2006 and filed with the Commission on March 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.

Date:  May 5, 2006

By:  /s/ Michael J. Rogers

Name:  Michael J. Rogers

Title:    Executive Vice President and

Chief Financial Officer